UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

  Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 2, 2016

TOYOTA MOTOR CREDIT CORPORATION

(Exact name of registrant as specified in its charter)

California	1-9961	95-3775816

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19001 S. Western Avenue Torrance, California 90501

(Address of principal executive offices, including zip code)

(310) 468-1310

(Registrant's telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD.

On February 2, 2016, Toyota Motor Credit Corporation (the “Company”) issued a press release announcing that it had reached a voluntary agreement with the Consumer Financial Protection Bureau (the “CFPB”) and the U.S. Department of Justice (the “DOJ” and, together with the CFPB, the “Agencies”) that addresses discretionary dealer compensation practices.

A copy of this press release is furnished as Exhibit 99.1 and incorporated herein by reference. The information in this item 7.01 and in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

On February 2, 2016 (the “Effective Date”), the Company reached a settlement with the Agencies related to the Agencies’ previously disclosed investigation of, and allegations regarding, the Company’s purchases of auto finance contracts from dealers and related discretionary dealer compensation practices. The Company entered into a consent order with each of the Agencies to reflect this settlement (together, the “Consent Orders”).

Pursuant to the Consent Orders, without admitting or denying any of the allegations, findings of fact or conclusions of law (except to establish jurisdiction), the Company has agreed to implement a new dealer compensation policy within 180 days of the Effective Date. In connection with the implementation of such policy, the Company has agreed to maintain general compliance management systems reasonably designed to assure compliance with all relevant federal consumer financial laws. Additionally, the Company has agreed to pay $19.9 million plus an additional amount up to $2 million in consumer restitution, which is within the amount the Company had previously recorded as a loss contingency.

Copies of the Consent Orders are attached as Exhibits 99.2 and 99.3 and incorporated herein by reference. The description of the Consent Orders set forth above does not purport to be complete and is qualified by reference to their full text.

Forward-looking Statements

All statements in this report that do not directly and exclusively relate to historical facts constitute “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements are based on the Company’s current expectations and currently available information. Actual results and events in future periods may differ materially from these expectations due to certain risks, uncertainties and other important factors, including the risk factors set forth in the most recent annual and periodic reports of the Company. The Company does not undertake to update the forward-looking statements to reflect actual results or changes in the factors affecting the forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release issued February 2, 2016 (furnished pursuant to Regulation FD).
99.2	Consent Order pursuant to the Equal Credit Opportunity Act, dated February 2, 2016, between Toyota Motor Credit Corporation and the U.S. Department of Justice.
99.3	Consent Order pursuant to the Equal Credit Opportunity Act and the Consumer Financial Protection Act of 2010, dated February 2, 2016, between Toyota Motor Credit Corporation and the Consumer Financial Protection Bureau, including the Stipulation and Consent to the Issuance of a Consent Order, dated February 2, 2016, by Toyota Motor Credit Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOYOTA MOTOR CREDIT CORPORATION

Date: February 2, 2016	By:	/s/ Katherine Adkins
Katherine Adkins Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued February 2, 2016 (furnished pursuant to Regulation FD).
99.2	Consent Order pursuant to the Equal Credit Opportunity Act, dated February 2, 2016, between Toyota Motor Credit Corporation and the U.S. Department of Justice.
99.3	Consent Order pursuant to the Equal Credit Opportunity Act and the Consumer Financial Protection Act of 2010, dated February 2, 2016, between Toyota Motor Credit Corporation and the Consumer Financial Protection Bureau, including the Stipulation and Consent to the Issuance of a Consent Order, dated February 2, 2016, by Toyota Motor Credit Corporation.